PZENA
                                     FOCUSED
                                      VALUE
                                      FUND

--------------------------------------------------------------------------------

                                  ANNUAL REPORT














--------------------------------------------------------------------------------
                               For the Year Ended
                                 April 30, 2000

                                      PZENA
                                     FOCUSED
                                      VALUE
                                      FUND


Dear Shareholders,

It is our pleasure to present you with our 2000 annual report. While the last couple of years have been difficult for our deep value style, the year 2000 has thus far offered us a glimpse of the potential benefits of our investment discipline. As of April 30, our fund had gained 4.59% year-to-date, rose 1.34% for the prior twelve months, and earned 8.42% on an annualized basis since inception (June 24, 1996). From its low on February 28th, the fund gained 20.02% through April 30th.

We trust that you have selected our fund because you believe as we do that in the long run stock prices are inexorably tied to earnings and cash flow. Emotion and hope can only temporarily win the day. As the Watergate informant known as "deep throat" advised Washington Post reporters Woodward and Bernstein, "Follow the money." We do follow the money, and we believe it is our commitment to rigorous investigation into a company's cash generating power that will lead us to superior long-term returns.

In past letters we have described the powerful momentum forces that drove the market away from value during the past couple of years. Let us then briefly offer some thoughts about possible causes for the recent value rally and why this return to value may continue.

Put simply, the value rally has been driven by the same dynamic that ultimately shapes all economic questions; supply and demand. As prices for "new economy" stocks have soared over the past couple of years, the supply of shares for sale has increased to take advantage of these prices. Start-up companies seeking capital and entrepreneurs hoping to cash-in on this phenomenon have materialized in droves and have more than absorbed the new money flowing into the market. As a result, prices have begun to teeter.

In the meantime, valuation levels for companies in our portfolio have reached such extremes that new capital is being attracted. For example, already this year our holding in Hussman Industries was acquired by Ingersoll Rand for a 116% premium from its prior day's close.

While we do not purchase stocks solely as takeover candidates, at current prices many of the companies in our portfolio offer compelling return profiles to potential acquirers, and to the companies themselves as they step-up repurchases of their own shares. As the following table highlights, this phenomenon is clearly accelerating:
                                                    10 YEAR
                                       1999         AVERAGE
                                       ----         -------
Stock Repurchase                       $174B         $99B
Cash Take-Overs                        $154B         $60B

In sum, we are encouraged by the beginning of a shift in the market back toward valuation normalcy. In addition, we are optimistic about the opportunity that is still embedded in our portfolio. Our commitment to our valuation discipline has not wavered and we are confident that significant rewards lie just ahead.

Thank you again for your trust and confidence.

Sincerely,

/s/ Richard S. Pzena

Richard S. Pzena


                            PZENA FOCUSED VALUE FUND
                  Value of $10,000 vs S&P Barra/500 Value Index

                  Average Annual Total Return
                  Period Ended April 30, 2000
                  1 Year................................... 1.34%
                  Since Inception (6/24/96)................ 8.42%

                                                     S & P Barra/500 Value
                   Pzena Focused Value Fund            Index with Income
                   ------------------------            -----------------
 6/24/96                    10,000
 6/30/96                     9,910                           10,000
 9/30/96                     9,990                           10,264
12/31/96                    11,067                           11,236
 3/31/97                    11,328                           11,434
 6/30/97                    12,721                           13,089
 9/30/97                    14,215                           14,289
12/31/97                    13,786                           14,606
 3/31/98                    15,482                           16,293
 6/30/98                    14,797                           16,378
 9/30/98                    11,546                           14,263
12/31/98                    13,004                           16,749
 3/31/99                    11,513                           17,197
 6/30/99                    15,052                           19,054
 9/30/99                    12,685                           17,295
12/31/99                    13,042                           18,846
 3/31/00                    13,100                           18,890
 4/30/00                    13,640                           18,763

Past performance is not predictive of future performance.

The S&P Barra/500 Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index is unmanaged and returns include reinvested dividends.

                            PZENA FOCUSED VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2000
--------------------------------------------------------------------------------
  SHARES  COMMON STOCKS: 99.4%                                          VALUE
--------------------------------------------------------------------------------

           AEROSPACE - DEFENSE: 6.7%
  4,000    Boeing Company                                             $  158,750
  2,850    Northrop Grumman Corp.                                        201,994
                                                                      ----------
                                                                         360,744
                                                                      ----------
           AUTO PARTS: 3.5%
  6,225    Lear Corp. *                                                  186,361
                                                                      ----------
           BANKS - REGIONAL: 3.0%
  3,300    Pacific Century Financial Corp.                                67,856
  3,875    Southtrust Corp.                                               92,515
                                                                      ----------
                                                                         160,371
                                                                      ----------
           CHEMICALS - DIVERSIFIED: 2.4%
  2,200    FMC Corp. *                                                   128,012
                                                                      ----------
           CHEMICALS - SPECIALTY: 10.5%
 17,300    CK Witco Corp.                                                203,275
  7,200    Cytec Industries, Inc. *                                      216,900
  5,375    Lubrizol Corp.                                                137,734
                                                                      ----------
                                                                         557,909
                                                                      ----------
           COMMUNICATIONS EQUIPMENT: 2.8%
  4,500    Anixter International, Inc. *                                 151,594
                                                                      ----------
           COMPUTER HARDWARE: 4.7%
 10,600    Quantum Corp. - DLT & Storage*                                124,550
 10,925    Quantum Corp. - Hard Disk Drive*                              127,686
                                                                      ----------
                                                                         252,236
                                                                      ----------
           COMPUTER SOFTWARE: 2.2%
  1,650    Autodesk, Inc.                                                 63,319
  3,225    Cadence Design Systems, Inc.*                                  54,220
                                                                      ----------
                                                                         117,539
                                                                      ----------
           CONSUMER STAPLES - RESTAURANTS: 6.7%
 25,650    CBRL Group, Inc.                                              355,894
                                                                      ----------
           FINANCIAL - DIVERSIFIED: 3.9%
 11,500    Healthcare Realty Trust, Inc.                                 207,000
                                                                      ----------
           HEALTH CARE - LONG TERM: 2.9%
 45,650    Beverly Enterprises, Inc. *                                   154,069
                                                                      ----------
           HEALTH CARE - MANAGED CARE: 2.8%
 15,050    Foundation Health Systems, Inc. *                             151,441
                                                                      ----------
           INSURANCE - LIFE/HEALTH: 3.8%
  3,550    Aetna, Inc.                                                   205,456
                                                                      ----------
           INSURANCE - MULTI-LINE: 4.1%
  6,850    John Hancock Financial Services, Inc.*                        125,013
  1,925    XL Capital Ltd.                                                91,678
                                                                      ----------
                                                                         216,691
                                                                      ----------
           INSURANCE - PROPERTY/CASUALTY: 1.4%
  2,400    CNA Financial Corp. *                                          73,800
                                                                      ----------
           IRON & STEEL: 1.9%
  7,575    UCAR International, Inc. *                                     99,895
                                                                      ----------
           MACHINERY - DIVERSIFIED: 5.0%
 11,700    AGCO Corp.                                                    138,937
  9,300    Hussman International, Inc.                                   129,038
                                                                      ----------
                                                                         267,975
                                                                      ----------
           METAL FABRICATORS: 3.5%
  6,475    Kennametal, Inc.                                              186,156
                                                                      ----------
           OIL - DOMESTICATED INTEGRATED: 2.0%
  1,675    Amerada Hess Corp.                                            106,572
                                                                      ----------
           OIL & GAS - DRILLING: 3.5%
  5,825    Precision Drilling Corp.*                                     186,400
                                                                      ----------
           OIL & GAS - REFINING/MARKETING: 3.8%
  6,325    Tosco Corp.                                                   202,795
                                                                      ----------
           PAPER & RELATED PRODUCTS: 3.9%
  3,125    Georgia-Pacific Group                                         114,844
  3,950    Georgia-Pacific Corporation (Timber Group)                     91,591
                                                                      ----------
                                                                         206,435
                                                                      ----------
           RETAIL - DEPARTMENT STORES: 1.0%
  1,900    May Department Stores Co.                                      52,250
                                                                      ----------
           RETAIL - SPECIALTY: 4.5%
  4,400    Payless ShoeSource, Inc.*                                     242,550
                                                                      ----------

                            PZENA FOCUSED VALUE FUND

--------------------------------------------------------------------------------
  SHARES                                                                VALUE
--------------------------------------------------------------------------------

          TOBACCO: 2.6%
  6,350    Philip Morris Companies, Inc.                              $  138,906
                                                                      ----------
          TRANSPORTATION - RAILROADS: 2.6%
  3,250    Union Pacific Corp.                                           136,906
                                                                      ----------
          TRANSPORTATION - TRUCKERS: 1.8%
  3,525    CNF Transportation, Inc.                                       98,480
                                                                      ----------
          UTILITIES - ELECTRIC COMPANIES: 1.9%
  2,525    Unicom Corp.                                                  100,369
                                                                      ----------
          TOTAL COMMON STOCKS
           (cost $5,220,336)                                           5,304,806
                                                                      ----------

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

          SHORT-TERM INVESTMENT: 1.6

          MONEY MARKET INVESTMENT: 1.6%
$83,052   Firstar Stellar Treasury Fund (cost $83,052)               $   83,052
                                                                     ----------
          TOTAL INVESTMENTS IN SECURITIES
           (cost $5,303,388+): 101.0%                                 5,387,858
          Liabilities in excess of Other Assets: (1.0)%                 (50,912)
                                                                     ----------
          NET ASSETS: 100.0%                                         $5,336,946
                                                                     ==========

* Non-income producing security.

+ At April 30, 2000, the basis of securities for federal income tax purposes was $5,304,700. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation                              $  667,635
          Gross unrealized depreciation                                (584,477)
                                                                     ----------
          Net unrealized appreciation                                $   83,158
                                                                     ==========

See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $5,303,388) ......      $ 5,387,858
  Receivables:
   Due from advisor ..........................................           11,568
   Dividends and interest ....................................            2,729
  Deferred organization costs ................................            8,047
  Prepaid expenses ...........................................            1,246
                                                                    -----------
      Total assets ...........................................        5,411,448
                                                                    -----------
LIABILITIES
  Payables:
   Fund shares redeemed ......................................           37,669
   Deferred organization costs ...............................           10,063
   Administration fees .......................................            2,693
  Accrued expenses ...........................................           24,077
                                                                    -----------
      Total liabilities ......................................           74,502
                                                                    -----------

NET ASSETS ...................................................      $ 5,336,946
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($5,336,946/458,706 shares outstanding; unlimited
  number of shares authorized without par value)..............      $     11.63
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................      $ 5,730,521
  Accumulated net realized loss on investments ...............         (478,045)
  Net unrealized appreciation on investments .................           84,470
                                                                    -----------
    Net assets ...............................................      $ 5,336,946
                                                                    ===========

See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................      $  76,441
    Interest ...................................................          6,013
                                                                      ---------
      Total income .............................................         82,454
                                                                      ---------
  Expenses
    Advisory fees ..............................................         80,432
    Administration fees ........................................         30,000
    Audit fees .................................................         19,875
    Fund accounting fees .......................................         15,921
    Transfer agent fees ........................................         13,651
    Registration expense .......................................         10,435
    Amortization of deferred organization costs ................          7,016
    Reports to shareholders ....................................          5,351
    Trustee fees ...............................................          4,125
    Custody fees ...............................................          3,637
    Legal fees .................................................          1,669
    Insurance expense, miscellaneous ...........................            359
                                                                      ---------
      Total expenses ...........................................        192,471
      Less: fees waived and expenses absorbed ..................        (79,867)
                                                                      ---------
      Net expenses .............................................        112,604
                                                                      ---------
        NET INVESTMENT LOSS ....................................        (30,150)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .............................       (410,995)
  Net unrealized appreciation on investments ...................        423,705
                                                                      ---------
    Net realized and unrealized gain on investments ............         12,710
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...      $ (17,440)
                                                                      =========

See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED
                                                  APRIL 30, 2000  APRIL 30, 1999
                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $   (30,150)     $   (33,228)
  Net realized gain (loss) on investments ......      (410,995)         114,692
  Net unrealized appreciation (depreciation)
    on investments .............................       423,705       (1,700,242)
                                                   -----------      -----------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................       (17,440)      (1,618,778)
                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................      (171,493)        (343,927)
                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived
    from net change in outstanding shares (a) ..    (1,635,207)        (530,603)
                                                   -----------      -----------
    TOTAL DECREASE IN NET ASSETS ...............    (1,824,140)      (2,493,308)

NET ASSETS
  Beginning of year ............................     7,161,086        9,654,394
                                                   -----------      -----------
  END OF YEAR ..................................   $ 5,336,946      $ 7,161,086
                                                   ===========      ===========

(a)  A summary of capital share transactions is as follows:

                                         YEAR ENDED                    YEAR ENDED
                                       APRIL 30, 2000                APRIL 30, 1999
                                    --------------------          ---------------------
                                    SHARES         VALUE          SHARES          VALUE
                                    ------         -----          ------          -----
Shares sold                        121,683      $ 1,399,831       153,638      $ 1,870,983
Shares issued in reinvestment
  of distribution                   16,252          171,134        31,885          343,409
Shares redeemed                   (284,645)      (3,206,172)     (250,459)      (2,744,995)
                                  --------      -----------      --------      -----------
Net decrease                      (146,710)     $(1,635,207)      (64,936)     $  (530,603)
                                  ========      ===========      ========      ===========

See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                           YEAR ENDED APRIL 30,     JUNE 24, 1996*
                                                       --------------------------      THROUGH
                                                       2000       1999       1998   APRIL 30, 1997
                                                       ----       ----       ----   --------------
Net asset value, beginning of period ..............   $11.83     $14.40     $11.56      $10.00
                                                      ------     ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............................    (0.06)     (0.05)     (0.03)       0.00
  Net realized and unrealized gain
    (loss) on investments .........................     0.19      (2.02)      3.93        1.59
                                                      ------     ------     ------      ------
Total from investment operations ..................     0.13      (2.07)      3.90        1.59
                                                      ------     ------     ------      ------

LESS DISTRIBUTIONS:
  From net investment income ......................     0.00       0.00       0.00       (0.01)
  From net realized gain ..........................    (0.33)     (0.50)     (1.06)      (0.02)
                                                      ------     ------     ------      ------
Total distributions ...............................    (0.33)     (0.50)     (1.06)      (0.03)
                                                      ------     ------     ------      ------
Net asset value, end of period ....................   $11.63     $11.83     $14.40      $11.56
                                                      ======     ======     ======      ======

Total return ......................................     1.34%    (14.03%)    35.10%      15.88%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ............   $  5.3     $  7.2     $  9.7      $  3.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ........     2.99%      2.60%      2.69%       5.82%+
  After fees waived and expenses absorbed .........     1.75%      1.75%      1.75%       1.75%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed.........    (1.71%)    (1.26%)    (1.26%)     (4.16%)+
  After fees waived and expenses absorbed..........    (0.47%)    (0.41%)    (0.32%)     (0.09%)+

  Portfolio turnover rate .........................    50.07%     47.14%     53.95%      22.06%

* Commencement of operations.
+ Annualized.

See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Pzena Focused Value Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on June 24, 1996. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares have been borne by the Fund and are being amortized on a straight-line basis over a period of five years.

                            PZENA FOCUSED VALUE FUND

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended April 30, 2000, the Fund decreased paid-in capital by $22,346 and increased net realized loss on investments by $7,804 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

     Pzena Investment Management, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended April 30, 2000, the Fund incurred $80,432 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.75% of average daily net assets. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended April 30, 2000, the Advisor waived fees of $79,867. At April 30, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $282,209. The Advisor may recapture $133,391 of the above amount no later than April 30, 2002 and $148,818 no later than April 30, 2003. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                            PZENA FOCUSED VALUE FUND

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator pre-pares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the following rate:

     Under $15 million            $30,000
     $15 to $50 million           0.20% of average daily net assets
     $50 to $100 million          0.15% of average daily net assets
     $100 to $150 million         0.10% of average daily net assets
     Over $150 million            0.05% of average daily net assets

     For  the  year  ended  April  30,  2000,  the  Fund  incurred   $30,000  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended April 30, 2000, were $3,128,690 and $4,976,678, respectively.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
Pzena Focused Value Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, of Pzena Focused Value Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Pzena Focused Value Fund as of April 30, 2000, the resultsof its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 9, 2000

================================================================================

                                     Advisor
                        PZENA INVESTMENT MANAGEMENT, LLC
                                830 Third Avenue
                                   14th Floor
                               New York, NY 10022

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                               Hauppauge, NY 11788

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                               Counsel to the Fund
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

                             Counsel to the Advisor
                          NUTTER, McCLENNEN & FISH, LLP
                             One International Place
                                Boston, MA 02110

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.